Visa Inc. Fiscal Third Quarter 2015 Financial Results July 23, 2015 Exhibit 99.2

Fiscal Third Quarter 2015 Financial Results

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "estimates," "expectation,“ “outlook,” "will," "continued" and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, tax rate, earnings per share, free cash flow, and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
•the impact of laws, regulations and marketplace barriers, including:
•rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payments networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•increased regulation in jurisdictions outside of the United States and in other product categories;
•increased government support of national payments networks outside the United States; and
•increased regulation of consumer privacy, data use and security;
•developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
•new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•economic factors, such as:
•economic fragility in the Eurozone and in the United States;
•general economic, political and social conditions in mature and emerging markets globally;
•general stock market fluctuations, which may impact consumer spending;
•material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates;
•volatility in market prices for oil and natural gas; and
•material changes in our financial institution clients' performance compared to our estimates;
•industry
developments,
such
as
competitive
pressure,
rapid
technological
developments
and
disintermediation
from
our
payments
network;
•system developments, such as:
•disruption of our transaction processing systems or the inability to process transactions efficiently;
•account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•failure to maintain systems interoperability with Visa Europe;
•any prospective transaction with Visa Europe may not be agreed to or implemented;
•costs arising if we become obligated to purchase all of Visa Europe’s outstanding capital stock;
•the loss of organizational effectiveness or key employees;
•the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
•natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2014, and our other filings with the
U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
Forward-Looking Statements

Fiscal Third Quarter 2015 Financial Results

Solid Fiscal Third Quarter Results
Solid operating revenues of $3.5 billion, up 12% over prior
year
Repurchased 15.5 million shares of class A common stock in
the open market at an average price of $68.05 per share,
using $1.1 billion of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Adjusted quarterly net income of $1.8 billion and diluted
earnings per share of $0.74
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Third Quarter 2015 Financial Results

Quarter ended March
Payments Volume
US$ in billions, nominal, except percentages
INTL
540
INTL
428
INTL 115
INTL 111
U.S.
575
U.S.
269
U.S.
305
1,108
1,168
687
731
421
437
INTL = International
Total Visa Inc.
Credit
Debit
INTL = International
YOY Change
(constant)
11%
13%
8%
YOY Change
(nominal)
6%
4%
5%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2014
2015
INTL
533
INTL
417
U.S.
628
U.S.
303
U.S.
325

Fiscal Third Quarter 2015 Financial Results

Quarter ended June
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
11%
13%
7%
YOY Change
(nominal)
6%
3%
5%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to
provide
more
recent
operating
data.
Service
revenues
continue
to
be
recognized
based
on
payments
volume
in
the
prior
quarter.
On
occasion,
reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
INTL
569
INTL
453
INTL 123
INTL 117
U.S.
683
U.S.
339
U.S.
344
1,191
1,252
744
791
448
461
INTL = International
Total Visa Inc.
Credit
Debit
2014
2015
INTL
563
INTL
440
U.S.
628
U.S.
303
U.S.
325

Fiscal Third Quarter 2015 Financial Results

YOY Change
10%
8%
Quarter ended June
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. As a result of recent changes in Russian National Payment System law, we have transitioned the processing of Russian domestic transactions to the Russian
National
Payment
Card
System
during
the
third
quarter
of
fiscal
2015.
The
number
of
transactions
processed
by
our
VisaNet
system
does
not reflect
Russian domestic transactions processed after transition.
Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
2014
2015
37%
Credit
63%
Debit
24,542
26,961
16,662
18,024
Processed Transactions
Total Transactions
38%
Credit
62%
Debit

Fiscal Third Quarter 2015 Financial Results

Quarter ended March
Total Cards
in millions, except percentages
2,253
817
1,437
2,420
864
1,556
Visa Inc.
Credit
Debit
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period
updates
are
not
material.
Figures
may
not
recalculate
exactly
due
to
rounding.
Percentage
changes
are
calculated
based
on
unrounded
numbers.
YOY Change
6%
8%
7%
2014
2015

Fiscal Third Quarter 2015 Financial Results

YOY
Change
5%
12%
10%
Revenue –
Q3 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.
Fiscal 2015 % of
Gross Revenues
16%
84%
3,793
(638)
3,155
4,188
(670)
3,518
Gross Revenues
Client
Incentives
Net Operating
Revenues
Fiscal 2014
Fiscal 2015

Fiscal Third Quarter 2015 Financial Results

Revenue Detail –
Q3 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
1,417
1,321
860
195
1,550
1,400
1,039
199
Service Revenues
Data Processing
Revenues
International
Transaction Revenues
Other Revenues
Fiscal 2014
Fiscal 2015
YOY
Change
6%
21%
9%
2%

Fiscal Third Quarter 2015 Financial Results

Operating Margin –
Q3 2015
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentages are calculated based on unrounded numbers.
YOY
Change
11%
12%
12%
—
3,155
1,135
2,020
3,518
1,256
2,262
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Fiscal 2014
Fiscal 2015
64%
64%
Operating
Margin

Fiscal Third Quarter 2015 Financial Results

Operating Expenses –
Q3 2015
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.
463
228
127
82
109
126
566
224
117
82
130
137
Personnel
Marketing
Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Fiscal 2014
Fiscal 2015
YOY
Change
(8%)
—
22%
8%
19%
(1%)

Fiscal Third Quarter 2015 Financial Results

Other Financial Results
•
Cash, cash equivalents and available-for-sale investment securities of $8.0 billion at the end of the fiscal third quarter
•
Free cash flow of $2.1 billion for the fiscal third quarter
•
Capital expenditures of $74 million during the fiscal third quarter

Fiscal Third Quarter 2015 Financial Results

Financial Metrics for Fiscal Year 2015
•
Constant dollar revenue growth of low double digits
•
Negative 2.5 ppts foreign currency impact
Annual net revenue
growth
•
Low-end of the 17.5% -
18.5% range
Client incentives as % of
gross revenues
•
Mid 60s
Annual operating margin
Annual operating margin
•
29% to 30% range
Tax rate
Tax rate
•
Mid-teens range
Annual adjusted diluted
class A common stock
earnings per share growth
•
Greater than $6 billion
Annual free cash flow
Annual free cash flow
Note: Fiscal full-year 2015 annual adjusted diluted earnings per share growth assumes an adjusted basis for fiscal full-year 2014.

Appendix * * * *

Fiscal Third Quarter 2015 Financial Results
Reconciliation of Non-GAAP Financial Results
US$ in millions, except per share data
A-1
2015
2014
2015
2014
2015
2014
2015
2014
As reported
1,697
$
1,360
$
0.69
$
0.54
$
4,816
$
4,365
$
1.96
$
1.72
$
Revaluation of Visa Europe put option
110
—
0.04
—
110
—
0.04
—
As adjusted
1,807
$
1,360
$
0.74
$
0.54
$
4,926
$
4,365
$
2.00
$
1.72
$
Diluted weighted-average shares
outstanding
2,448
2,511
2,462
2,533
(1)
Figures in the table may not recalculate exactly due to rounding. Diluted earnings per share figures are calculated based on unrounded numbers. Prior period  amounts have been retroactively adjusted for the four-for-one split of class A common stock that was effected in the second quarter of fiscal 2015.
Net Income
Diluted Earnings per
Share
(1)
Three Months Ended June 30,
Nine Months Ended June 30,
Net Income
Diluted Earnings per
Share
(1)
During the third quarter of fiscal 2015, we recorded an increase of $110 million in the fair value of the Visa Europe put option, resulting in the recognition of non-
cash, non-operating expense that we do not believe is indicative of our operating performance. As such, we believe the presentation of adjusted financial results provides a clearer understanding of our operating performance for the current periods presented. This amount is not subject to income tax and therefore has no impact on our reported income tax provision. There were no comparable adjustments recorded for the three and nine months ended June 30, 2014. Net income, as adjusted, and diluted earnings per share, as adjusted, are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated in accordance with U.S. GAAP. The following table reconciles our as-reported net income and diluted earnings per share, which are calculated in accordance with
U.S. GAAP, to our net income, as adjusted, and diluted earnings per share, as adjusted, for the periods presented:

Fiscal Third Quarter 2015 Financial Results
Calculation of Free Cash Flow
US$ in millions
A-2
(1)
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
Additions (+) /
Reductions (-) to
Net Income
Net income (as reported)
1,697
4,816
Capital Assets
+
Depreciation and amortization
130
375
-
Capital expenditures
(74)
(276)
56
99
Litigation
+
Litigation provision
—
3
-
Settlement payments
(38)
(362)
+
Settlement payments funded by litigation escrow
34
355
(4)
(4)
Share-based Compensation
+
Share-based compensation
46
139
Pension
+
Pension expense
3
14
-
Pension contribution
—
(2)
3
12
Taxes
+
Income tax provision
471
1,896
-
Income taxes paid
(516)
(1,892)
(45)
4
Visa Europe Put Option
+
Revaluation
110
110
Changes in Working Capital
(1)
+/-
Changes in other working capital accounts
260
(178)
Total Free Cash Flow
2,123
4,998
Three Months Ended
June 30, 2015
Nine Months Ended
June 30, 2015